Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              6.2709%


        Excess Protection Level
          3 Month Average   5.81%
          October, 1999   5.48%
          September, 1999   5.98%
          August, 1999   5.96%


        Cash Yield                                  18.61%


        Investor Charge Offs                         4.68%


        Base Rate                                    8.45%


        Over 30 Day Delinquency                      5.07%


        Seller's Interest                            9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,354,806,563.13